CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical)	9 Months Ended
	Sep. 30, 2020 USD ($)	Sep. 30, 2019 USD ($)
Class A
ADS ratio	50	50
Cost of revenue
Share-based compensation expense	$ 198,402	$ 65,858
General and administrative expenses
Share-based compensation expense	1,281,380	434,790
Research and development expenses
Share-based compensation expense	2,157,990	2,564,606
Sales and marketing expenses
Share-based compensation expense	$ 168,727	$ 151,444